POWEROFATTORNEY


	Know all by these presents that the undersigned hereby constitutes and appoints each of William C. Lemmer and Grace B. Holmes, signing singly, the undersigneds true and lawful attorney in fact to:

(1)	execute for and on behalf of the undersigned, in the
undersigneds capacity as an officer and/or director of Cameron International Corporation (the Company),
Forms 3, 4 or 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and Form 144 pursuant to Rule 144 of the Securities Act of 1933; and

(2)	do and perform any and all acts on behalf of the
undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or Form
144 and timely file such form with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such attorney in fact on behalf of the undersigned pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in facts discretion.

	The undersigned hereby grants to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in facts substitute or substitutes shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and Form 144 with respect to the undersigneds holdings of any transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys in fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of May 2015.



							/s/ Timothy J Probert

						Signature

						Timothy J Probert